REVENUE RECOGNITION	12 Months Ended
Dec. 31, 2021
Revenue from Contract with Customer [Abstract]
REVENUE RECOGNITION

4.    REVENUE RECOGNITION

The Company recognizes revenue when the performance obligations under the terms of the Company’s contracts with its customers have been satisfied. This occurs at the point in time when control of the specific goods as specified by each purchase order are transferred to customers. Specific goods refers to the products offered by the Company, including metal cards, high-security documents, and pre-lam materials. Transfer of control passes to customers upon shipment or upon receipt, depending on the agreement with the individual customers. The Company invoices its customers at the time at which control is transferred, with payment terms ranging between 15 and 60 days depending on each individual contract. As the payment is due within 90 days of the invoice, a significant financing component is not included within the contracts. The majority of the Company’s contracts with its customers have the same performance obligation of manufacturing and transferring the specified number of cards to the customer. Each individual card included within an order constitutes as a separate performance obligation, which is satisfied upon the transfer of goods to the customer. The contract term as defined by ASC 606 is the length of time it takes to deliver the goods or services promised under the purchase order or statement of work. As such, the Company’s contracts are generally short term in nature. Revenue is measured in an amount that reflects the consideration the Company expects to receive in exchange for those products or services. The Company accounts for shipping and handling as activities fulfill its promise to transfer the associated products to its customers. Accordingly, the Company records amounts billed for shipping and handling costs as a component of net sales, and classifies such costs as a component of costs of sales. Revenue is recognized net of variable consideration such as discounts, penalties, rebates, and returns. The Company’s products do not include an unmitigated right of return unless the product is damaged or defective. If the goods are non- conforming or defective, the defective goods are replaced or reworked or in certain instances a credit is issued for the portion of the order that was non-conforming. Historically, returns have not been material to the Company.

Disaggregation of Revenue

The percentages present the Company’s revenue disaggregated by customer. The majority of the Company’s revenue is earned within these major contracts, with aggregate revenue from the three top customers comprising approximately 79.1%, 74.9% and 82.5% of total revenue in 2021, 2020 and 2019, respectively.

Significant Judgments in Application of the Guidance

The Company uses the following methods, inputs, and assumptions in determining amounts of revenue to recognize:

Determination of Transaction Price

The transaction price is determined based on the consideration to which the Company will be entitled in exchange for transferring products to the customer. The Company includes any fixed charges within its contracts as part of the total transaction price. In addition, several contracts include variable consideration such as specific sales prices based on certain volume thresholds, discounts, penalties, rebates, refunds, and the customer’s right to return. The Company has concluded that its estimation of variable consideration results in an adjustment to the transaction price such that it is probable that a significant reversal of cumulative revenue would not occur in the future. The accrual for variable consideration is netted against the sale price in determining the transaction price.

Assessment of Estimates of Variable Consideration

Many of the Company’s contracts with customers contain some component of variable consideration. The Company estimates variable consideration, such as discounts, rebates such as volume based rebate, penalties, and credits, using the expected value method, and adjusts transaction price for its estimate of variable consideration. Throughout the year, we record an accrual that nets down our revenue based on our best estimate of the impact of variable consideration based on cards shipped in each month of the year. We regularly revisit this accrual throughout the year to ensure we are tracking to the correct offset. This effectively factors the volume based rebate into the transaction price. Therefore, management applies the constraint in its estimation of variable consideration for inclusion in the transaction price such that it is probable that a significant reversal of cumulative revenue would not occur in the future.

Allocation of Transaction Price

The transaction price (including any discounts) is allocated between goods in a multi-element arrangement based on their relative standalone selling prices. The standalone selling prices are determined based on the prices at which the Company separately sells each good. For items that are not sold separately, the Company estimates the standalone selling prices using available information such as market conditions and internally approved pricing guidelines. Significant judgment may be required to determine standalone selling prices for each performance obligation and whether it depicts the amount the Company expects to receive in exchange for the related goods.

Practical Expedients and Exemptions

As permitted by ASC 606, the Company elected to use certain practical expedients in connection with the implementation of ASC 606. The Company treats shipping and handling activities as fulfillment activities. The Company treats costs associated with obtaining new contracts as expenses when incurred if the amortization period of the asset we would recognize is one year or less. The Company does not adjust the transaction price for significant financing components, as the Company’s contracts typically do not contain provisions for significant advance or deferred payments, nor do they span more than a one year period. The Company applies the optional exemption to not disclose information regarding the allocation of transaction price to remaining performance obligations with an original expected duration of less than one year. The Company applies the practical expedient to not separately evaluate the effects of each contract modification before January 1, 2019. The election of these practical expedients results in accounting treatments that the Company believes are consistent with historical accounting policies and, therefore, these elections of practical expedients do not have a material impact on the comparability of the consolidated financial statements.